UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2026

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6555 Carnegie Ave, 4th Floor

Cleveland, OH 44103

(Address of principal executive offices) (Zip Code)

(646) 813-4701

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 1, 2026, the Board of Directors (the “Board”) of Abeona Therapeutics Inc. (the “Company”), acting upon the recommendation of its Nominating and Corporate Governance Committee, expanded the size of the Board from nine to ten members and appointed Keith A. Goldan as a member of the Board of the Company as a Class 1 director. Mr. Goldan will serve on the Board for a term expiring at the Company’s 2026 annual meeting of stockholders. The Board also appointed Mr. Goldan to serve as Chair of the Audit Committee.

The Board determined that Mr. Goldan is an independent director under applicable Nasdaq listing rules. There are no family relationships between Mr. Goldan and any director or executive officer of the Company, and there are no transactions between Mr. Goldan and the Company that would be required to be reported under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Goldan and any other person pursuant to which Mr. Goldan was appointed as a director.

Mr. Goldan will receive an annual Board fee of $50,000 in cash and a one-time sign-on equity grant in the amount of $150,000 worth of Company stock, in the form of restricted stock awards with a one-year vesting period. Mr. Goldan will be eligible for the Board’s next regular equity grant in 2027, which is determined annually by the Board upon recommendation of the Compensation Committee of the Board, based on the advice of an external compensation consultant.

Item 7.01	Regulation FD Disclosure.

On April 7, 2026, the Company issued a press release announcing Mr. Goldan’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

	By:	/s/ Joseph Vazzano
	Name:	Joseph Vazzano
	Title:	Chief Financial Officer

Date: April 7, 2026